Employment Agreements	12 Months Ended
Dec. 31, 2025
Employment Agreements
Employment Agreements

5. Employment Agreements

The Company had no employees as of December 31, 2025 and 2024. On January 15, 2026, the Company entered into employment agreements with certain executive officers which commence upon the date of the Direct Listing. These executive officers will be entitled to stock-based compensation in the form of 850,000 restricted common stock awards, granted upon the date of the Direct Listing, with one-third vesting upon each of the first, second, and third anniversary dates of the Direct Listing. In addition to the restricted common stock awards, executive officers are entitled to annual cash compensation totaling $2.75 million and discretionary bonuses pursuant to their respective employment agreements.

In November 2025, the Company’s Board of Directors adopted an Outside Director Compensation Policy, which was subsequently approved by the stockholders. Under this policy, each non-employee director (an “Outside Director”) is eligible to receive compensation in the form of cash and equity awards commencing upon effectiveness of the Direct Listing. Each Outside Director is entitled to receive annual cash compensation of $100,000, with additional compensation in an aggregate of $150,000 payable to committee chairs. Each Outside Director is also entitled to receive an initial equity award of $150,000 in restricted stock on the first trading day on or after such individual first becomes an Outside Director. This award vests in equal installments on each of the first, second, and third anniversary dates of the grant date. Furthermore, commencing on the first anniversary of services, each Outside Director is entitled to receive an annual grant of $150,000 restricted stock awards, which will vest on the earlier of (i) the one year anniversary of the annual award’s grant date, or (ii) the day immediately before the date of the next annual meeting following the annual award’s grant date.